38986-P2 05/26

PUTNAM INVESTMENT FUNDS

SUPPLEMENT DATED MAY 28, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED SEPTEMBER 1, 2025

OF PUTNAM SUSTAINABLE FUTURE FUND (THE “FUND”)

The following replaces the sentence in the sections titled “Goal” and “Fund summary-Goal” in the Fund’s Summary Prospectus and Prospectus, respectively.

The fund seeks long-term capital appreciation.

Please retain this supplement for future reference.